UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2021

BRAIN SCIENTIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-209325	81-0876714
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

125 Wilbur Place, Suite 170

Bohemia, NY 11716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (917) 388-1578

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” in our Definitive Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 filed with the SEC on August 3,2021 and other documents which we may file from time to time with the SEC.

ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT.

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS THE MERGER AND RELATED TRANSACTIONS

Merger Agreement

As previously announced in our Current Report on Form 8-K dated June 11,2021 and filed with the SEC on June 16, 2021, on June 11, 2021, Brain Scientific Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Piezo Motion Corp., a Delaware corporation (“Piezo”), and BRSF Acquisition Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub was to be merged with and into Piezo, whereby Merger Sub would cease to exist and Piezo would survive as a wholly owned subsidiary of the Company (the “Merger”). On October 1,2021 the Company, Piezo and the Merger Sub entered into an Amendment to Merger Agreement (the “Merger Agreement Amendment”) to revise certain provisions within the Merger Agreement involving the post-Merger composition of Company management and certain post-Merger arrangements with the Company’s outgoing principal executive officer, Boris Goldstein. The Merger was completed on October 1, 2021.

At the effective time of the Merger (the “Effective Time”), shares of common stock, par value $0.0001 per share, of Piezo, representing all of Piezo’s issued and outstanding common stock immediately prior to the Effective Time (the “Piezo Shares”) were converted into an aggregate of 29,520,452 shares of common stock, par value $0.001 per share of the Company (the “Merger Shares”), with such Merger Shares representing, upon issuance, 50% of the Company’s issued and outstanding common stock on a fully diluted basis. At the Effective Time, Piezo had no outstanding options, warrants, convertible notes or other securities exercisable for or convertible into shares of Piezo common stock

At the Effective Time, the board of directors of the Company (the “Board”) was increased from two directors to five directors. Boris Goldstein resigned as the chairman and as a director of the Company and Hassan Kotob was appointed to fill one of the board vacancies creates thereby. Nickolay Kukekov remained as a director following the Effective Time. There are three existing vacancies to the Board. At the Effective Time, Boris Goldstein also resigned as the Company’s principal executive officer and from all other executive officer positions then held by him, Mark Corrao resigned as the Company’s chief financial officer, Hassan Kotob was appointed as the Company’s chief executive officer, and Bonnie-Jeanne Gerety was appointed as the Company’s chief financial officer. At the Effective Time, Boris Goldstein was appointed to serve, for a period of one year, on a part-time basis, as chief product officer of the Company’s wholly owned subsidiary, MemoryMD, Inc., at a rate of $5,000 per month.

In conjunction with the closing of the Merger, on October 1,2021 we entered into an executive employment agreement with Hassan Kotob (the “Kotob Employment Agreement”), pursuant to which Mr. Kotob is serving as our Chief Executive Officer and as the Chairman of our Board of Directors. Pursuant thereto, Mr. Kotob is receiving a base annual salary of $390,000. Mr. Kotob is also eligible to receive annual performance bonuses of not less than $250,000 upon the Company achieving certain agreed to milestones. Upon a termination of the Kotob Employment Agreement by Mr. Kotob for good reason or by the Company without cause, Mr. Kotob is entitled to continue to receive his then current base salary until a date that is the later of (A) the 3 year anniversary of the commencement date of the Kotob Employment Agreement, or (B) the 12 month anniversary of the effective date of such termination and is also eligible to receive a severance bonus in an amount equal to a pro-rata portion of the annual bonus to which Mr. Kotob may have been entitled for the year in which termination takes place. The Kotob Employment Agreement will continue until terminated by either party.

In conjunction with the closing of the Merger, and as a condition to the Merger, the Company transferred all of the Company’s pre-Merger operating assets and liabilities to the Company’s wholly-owned subsidiary, MemoryMD, Inc., such that immediately following the closing of the Merger, the Company became a holding company. The terms and conditions of the transfer are set forth in the Assignment and Assumption Agreement dated September 10, 2021 between the Company and MemoryMD, Inc. (the “Assignment and Assumption Agreement”).

Effective September 28, 2021 and September 30, 2021, respectively, Boris Goldstein and Vadim Sakharov entered into Assignment Agreements (the “Goldstein Assignment Agreement” and the “Sakharov Assignment Agreement”) under which they each confirmed their previous assignment of the full and exclusive right, title and interest in and to all Proprietary Information (as such term is defined in the Assignment Agreements) and Inventions (as such term is defined in the Assignment Agreements) related to their employment by the Company and Memory MD, Inc. to Memory MD, Inc. and its successors and assigns.

Pursuant to the Merger Agreement Amendment, as amended, the Company agreed to make the following payments to Boris Goldstein:

(i)	$149,000 of accrued payroll payment upon the Company raising an aggregate $5,000,000 in capital after the closing;

(ii)	$200,000 upon the Company raising an aggregate of $10,000,000 in capital after the closing (inclusive of proceeds raised the Offering) and such cash payment shall be held in escrow for 12 months against any liabilities arising prior to the Merger closing;

(i)	$150,000 upon the Company listing its securities on a senior exchange such as NASDAQ or the New York Stock Exchange; and

(ii)	$250,000 upon completion of performance metrics as specified by Hassan Kotob, in his capacity as the Company’s chief executive officer.

The payment referenced in (i) above was made at the closing of the Merger.

The completion of the Merger was subject to various customary conditions, including, among other things: (a) the approval of the respective stockholders and boards of directors of the Company, Merger Sub, and Piezo; (b) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Piezo and the compliance by each of the Company and Piezo with their respective obligations under the Merger Agreement; (c) approval of the transactions contemplated by the Merger Agreement by any third-parties and governmental entities as required by law; (d) the execution and delivery of an assignment and assumption agreement between the Company and MemoryMD, a wholly-owned subsidiary of the Company, pursuant to which the Company assigned to MemoryMD, and MemoryMD assumed from the Company, all of the Company’s per-Merger operating assets and liabilities, subject to certain exceptions; (e) the completion of all necessary legal due diligence by each of the Company and Piezo; (f) the first closing of a capital raise by the Company of at least $5.0 million (the “Offering”), including any interim bridge financing raised by either Company or Piezo that was convertible into the Offering, consisting of a 10% convertible promissory note and common stock purchase warrants, upon the terms and subject to the conditions of a separate securities purchase agreement; and (g) the number of shares of Piezo common stock held by Piezo stockholders who did not vote to adopt the Merger Agreement could not exceed 10% of the number of outstanding shares of Piezo common stock as of the Effective Time. 92.44% of the Piezo stockholders voted to adopt the Merger Agreement and no Piezo stockholders asserted appraisal rights. Holders of the Company’s Common Stock did not have appraisal rights in connection with the Merger or any of the other actions described in this Report.

The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

The Merger is intended to be treated as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The issuance of shares of our common stock, to holders of Piezo common stock in connection with the Merger was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission, or the SEC, under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

Closing Under Note Offering and Debt Conversions

In conjunction with the closing of the Merger, the Company conducted an initial closing under a private offering (the “Offering”) of 10% convertible promissory notes due and payable on April 1, 2023 (the “Notes”). At the initial closing, an aggregate of $5,000,000 in Notes was closed on. At that same time, (i) an aggregate of $4,128,242 of debt of Piezo and an aggregate of $1,311,244 of debt of the Company was converted into Notes. Each holder of a Note, provided that the Note is still then outstanding, will be issued on the earlier of (i) the date, if any, upon which the Company’s common stock is listed for trading on the NASDAQ stock exchange (the “Uplist”), and (ii) the date that is eighteen months from the date of issuance, a warrant (the “Warrant”) to purchase an amount of shares of Company common stock, equal to such holder’s Warrant Share Amount. For purposes of the foregoing, a holder’s “Warrant Share Amount” means (i) if such Warrant is issued in connection with the Uplist, one half of the initial principal balance of such holder’s Note at issuance divided by the lesser of (A) $0.90, and (B) and the greater of (x) $0.20 and (y) one hundred twenty percent (120%) of the closing price for the Company’s common stock on the trading day prior to the date of the Uplist, and (ii) if such Warrant is issued otherwise than in connection with the Uplist, the initial principal balance of such holder’s Note, divided by the lesser of (A) $0.90, and (B) and the greater of (x) $0.20 and (y) one hundred twenty percent (120%) of the volume weighted average price (“VWAP”) for the Company’s common stock over the five consecutive trading days immediately preceding the date that is eighteen months from the date of issuance.

The Notes contain mandatory and voluntary conversion features as follows:

(a) Mandatory Conversion.

(i) The Notes automatically convert into shares of the Company’s common stock or Units, as provided below, immediately upon the earliest to occur of (a) the Uplist, and (b) a Subsequent Qualified Financing Date. For purposes of the Notes, a “Unit” means the combination of common stock and warrants to purchase common stock offered by the Company in any financing occurring simultaneously with the Uplist (“Simultaneous Uplist Unit Offering”). For purposes of a Note, “Subsequent Qualified Financing Date” means the date on which the Company has received proceeds in excess of $5,000,000 from a transaction or series of related transactions occurring prior to the maturity date of the Note, including, but not limited to, equity financings, business combinations or other issuances of the Company’s equity securities (not including the transactions contemplated by the Purchase Agreement for the Offering).

(ii) If a Note is being converted in connection with an Uplist, and no Simultaneous Uplist Unit Offering has occurred, the Note will be convertible into a number of shares of Company common stock equal to the quotient of (I) the outstanding aggregate principal amount of the Note plus accrued but unpaid interest thereon, divided by (II) the lesser of (a) $0.90 and (b) the greater of (x) $0.20 and (y) eighty percent (80%) of closing price for the Company’s common stock on the trading day prior to the date of the Uplist.

(iii) If a Note is being converted in connection with an Uplist, and a Simultaneous Uplist Unit Offering has occurred, the Note will be convertible into a number of Units equal to the quotient of (I) the outstanding aggregate principal amount of the Note plus accrued but unpaid interest thereon, divided by (II) the lesser of (a) $0.90 and (b) the greater of (x) $0.20 and (y) eighty percent (80%) of the per Unit price in the Simultaneous Uplist Unit Offering, .

(iv) If a Note is being converted upon a Subsequent Qualified Financing Date, the Note will be convertible into a number of shares of Company common stock equal to the quotient of (I) the outstanding aggregate principal amount of the Note plus accrued but unpaid interest thereon, divided by (II) the lesser of (a) $0.90 and (b) the greater of (x) $0.20 and (y) eighty percent (80%) of the VWAP for the common stock for the five consecutive trading days immediately preceding such Subsequent Qualified Financing Date.

(b) Voluntary Conversion.

(i) The Holder of a Note has the right (subject to the conversion limitations set forth therein) from time following the date of issuance to convert all or any part of the outstanding and unpaid principal and interest then due under the Note into fully paid and non-assessable shares of the Company’s common stock, as such common Stock exists on the date of issuance, or any shares of capital stock or other securities of the Company into which such common stock may thereafter be changed or reclassified at the Voluntary Conversion Price (as defined below).

(ii) If a Note is being converted pursuant to this Section 3(b), this Note shall be convertible into a number of shares of Common Stock equal to the quotient of (I) the outstanding aggregate principal amount of the Note plus accrued but unpaid interest thereon, divided by (II) the lesser of (a) $0.90 and (b) the greater of (x) $0.20 and (y) eighty percent (80%) of the VWAP for the Common Stock for the five (5) consecutive Trading Days immediately preceding the applicable conversion date (the “Voluntary Conversion Price”).

Option/Warrant Issuances

In connection with the Merger closing, the Company issued an aggregate of 10,009,365 options and warrants (5,505,151 warrants and 4,504,214 options) to six persons, such aggregate amount equaling, in the aggregate, 20% of the issued and outstanding shares of Company’s common stock immediately after the Merger closing. The recipients included Nickolay Kukekov (2,001,873 options), Boris Goldstein (2,001,873 warrants) and Hassan Kotob (2,502,341 options.). Each option and warrant has a ten year term, is fully exercisable upon issuance and has an exercise price of $0.35 which was the closing price for the Company’s common stock on October 1, 2021.

The Merger Agreement, the Amendment to Merger Agreement, the Form of Note, the Form of Warrant, the Kotob Employment Agreement, the Assignment and Assumption Agreement, the Goldstein Assignment Agreement and the Sakharov Assignment Agreement are incorporated by reference in this Report. All descriptions of the Merger Agreement, Amendment to Merger Agreement, the Form of Note, the Form of Warrant, the Kotob Employment Agreement, the Assignment and Assumption Agreement, the Goldstein Assignment Agreement and the Sakharov Assignment Agreement herein are qualified in their entirety by reference to the text thereof (See Exhibits 2.1, 2.2, 4.1, 10.1, 10.2, 10.3, 10.4, and 10.5 hereto).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information regarding the Offering, the Merger and the securities of the Company issued in connection therewith set forth in Item 2.01 is incorporated herein by reference.

The Offering

On October 1, 2021 in connection with the initial closing under the Offering, the Company issued an aggregate of $5,000,000 in principal amount of 10% Notes. The issuance of the Notes was exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as not involving any public offering.

Securities Issued in Connection with the Merger

On October 1,2021, pursuant to the terms of the Merger Agreement and Amendment to Merger Agreement , all of the issued and outstanding shares of common stock of Piezo, representing all of the issued and outstanding capital stock of Piezo, were converted into 29,520,452 shares of our common stock This transaction was exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as not involving any public offering.

In connection with the Merger closing, the Company issued an aggregate of 4,504,214 stock options and 5,505, 151 warrants to six persons This transaction was exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as not involving any public offering.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The information regarding the change of control of the Company in connection with the Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions” is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information regarding departure and election of directors and departure and appointment of principal officers of the Company in connection with the Merger set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets—The Merger and Related Transactions” is incorporated herein by reference.

At the Effective Time of the Merger, pursuant to the terms of the Merger Agreement, Boris Goldstein resigned as a director and as our chairman and Hassan Kotob was appointed to the positions vacated thereby. Nickolay Kukekov remained as a director following the Effective Time.

At the Effective Time of the Merger, pursuant to the terms of the Merger Agreement, our pre-Merger executive officers resigned. Boris Goldstein resigned from his positions as chairman of the board, principal executive officer, secretary and executive vice president of the Company and Mark Corrao resigned as chief financial officer and principal financial and accounting officer of the Company. Effective immediately thereafter, Hassan Kotob (the current Chief Executive Officer of Piezo) was appointed to serve as chief and principal executive officer of the Company, Bonnie-Jeanne Gerety ( the current Chief Financial Officer of Piezo) was appointed to serve as chief financial and principal financial and accounting officer of the Company, and Boris Goldstein was appointed to serve, for a one-year term, as chief product officer of the Company’s wholly owned subsidiary, MemoryMD, Inc., at a rate of $5,000 per month.

Executive Officers and Directors of the Combined Company Following the Merger

The following table lists the names and ages as of October 1, 2021 and positions of the individuals who are serving as executive officers and directors of the Company upon completion of the Merger:

Name	Age	Position(s)
Executive Officers

Hassan Kotob	58	Chief Executive Officer and Director (Chairman)
Bonnie-Jeanne Gerety	59	Chief Financial Officer

Non-Employee Directors

Nickolay Kukekov	47	Director

Executive Officers

Hassan Kotob, Chairman and CEO, combines over 35 years of experience in software and manufacturing senior management. He had been involved in four companies in the computer hardware, medical records, publishing, and software industries holding positions including Executive Chairman, President, and CEO, and board member. From 2020 Hassan Kotob was the Chairman and CEO for Piezo Motion Corp., a precision motion company. From 2016 to 2018, he was Chairman and CEO and from 2011 to 2016 he was Executive Chairman and from 1997 to 2011 he was President and CEO for North Plains Systems Corp, Inc., a company involved in enterprise marketing software. From 1996 to 1997, he was President of CText, Inc., a software company that focused on publishers. From 1991 to 1997, he was President and CEO of Medasys Inc. a hardware and software company focused on electronic capture and transfer of radiology images. Mr. Kotob is also currently a director of Piezo Motion Corp. He has an undergraduate degree and an MBA from Eastern Michigan University.

Bonnie-Jeanne Gerety, Chief Financial Officer, brings over 35 years of financial and consulting experience within the technology industry. She joined Piezo Motion in early 2020 as the Chief Financial Officer. Prior to that, she was the Chief Financial Officer of North Plains, LLC from 2014 through 2019. Her previous experience was as a Managing Director at Protivti, responsible for the Atlanta and Raleigh offices from 2004 to 2014. Prior to Protiviti, she was a Managing Director at BearingPoint from 2002 to 2004 and a Partner in the consulting division of Arthur Andersen, LLP specializing in technology, media and communications industries from 1986 to 2002. Her undergraduate degree is from Georgetown University, School of Foreign Service and MBA from University of South Florida. She is a CPA in the state of Georgia.

Non-Employee Directors

Nickolay V. Kukekov, Director. Dr. Kukekov has been a member of MemoryMD’s Board of Directors since September 2017, and a member of the Board of the Company since September 2018. Dr. Kukekov currently serves as president and CEO of Kalgene Pharmaceuticals, which is developing an anti-amyloid therapy to slow the progression of Alzheimer’s disease, and prior to that was the managing director of HRA Capital (formerly Highline Research Advisors), a division of Corinthian Partners L.L.C. Prior to forming Highline Research Advisors in 2012, Dr. Kukekov was the Managing Director of Healthcare Investment Banking at Summer Street Research from October 2010 to August 2012. In September 2009, Dr. Kukekov was a co-founder of the Healthcare Investment Banking group at Gilford Securities. From December 2007 to July 2009, Dr. Kukekov served as the managing director of Paramount BioCapital, where he ran the advisory, M&A and capital raising services for in-house private and public portfolio companies. Dr. Kukekov holds a Bachelor of Science degree in Molecular, Cellular and Developmental Biology from the University of Colorado at Boulder and a Ph.D. in Neuroscience from Columbia University, College of Physicians and Surgeons in New York. The Company believes that Dr. Kukekov is qualified to serve as a member of the Board of Directors due to his extensive experience in healthcare and medical device investment banking.

Board of Directors of the Combined Company Following the Merger

The combined company’s board of directors is expected to initially consist of two members, Hassan Kotob and Nickolay Kukekov. A five member board has been authorized however and it is expected that the vacancies will be filled in the near future.

There are no family relationships among any of the Company’s current directors and executive officers. There are no arrangements or understandings with another person under which the directors and executive officers of the Company are to be selected as a director or executive officer. Additionally, no director or executive officer of the Company is involved in legal proceedings which require disclosure under Item 401 of Regulation S-K.

Director Independence

The Company uses the definition of “independence” of The NASDAQ Stock Market to make this determination. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship, which, in the opinion of the Company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

●	The director is, or at any time during the past three years was, an employee of the company;

●	The director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

●	A family member of the director is, or at any time during the past three years was, an executive officer of the company;

●	The director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	The director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

●	The director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, none of the present directors can be considered an independent director.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired.

Pursuant to Item 9.01(a)(4) of Form 8-K, the Company intends to file the financial information required by this paragraph (a) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date of the filing of this Current Report on Form 8-K with the Securities and Exchange Commission

(b) Pro forma financial information.

Pursuant to Item 9.01(b)(2) of Form 8-K, the Company intends to file the financial information required by this paragraph (b) of Item 9.01 as an amendment to this Form 8-K within seventy-one days of the date of this Current Report on Form 8-K as filed with the Securities and Exchange Commission.

(d) Exhibits.

In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide investors with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and in the Company’s other periodic filings which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit Number	Description
2.1	Agreement and Plan of Merger and Reorganization dated June 11,2021 by and among the Registrant, Piezo Motion Corp. and BRSF Acquisition Inc. (filed with the SEC on June 16, 2021 as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K dated June 11, 2021 and incorporated herein by reference)

2.2 *	Amendment dated October 1, 2021 to Agreement and Plan of Merger and Reorganization dated June 11,2021 by and among the Registrant, Piezo Motion Corp. And BRSF Acquisition Inc.

2.3 *	Certificate of Merger of BRSF Acquisition Inc. into Piezo Motion Corp. filed October 1,2021

4.1 *	Form of Common Stock Purchase Warrant (October 2021)

10.1*	Assignment and Assumption Agreement dated October 1, 2021 between the Registrant and MemoryMD, Inc.

10.2 *	Form of 10% Convertible Promissory Note (October 2021)

10.3*†	Employment Agreement dated October 1, 2021 between the Registrant and Hassan Kotob

10.4 *	Assignment Agreement dated September 28, 2021 between MemoryMD, Inc. and Boris Goldstein

10.5*	Assignment Agreement dated September 30, 2021 between MemoryMD, Inc. Vadim Sakharov and

99.1 *	Press Release dated October 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith
†	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2021

BRAIN SCIENTIFIC INC.

By:	/s/ Hassan Kotob
Name:	Hassan Kotob
Title:	Chief Executive Officer